Execution Version

THIRD AMENDMENT TO
CREDIT AGREEMENT AND JOINDER AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT (this “Amendment”), dated as of March 3, 2026, is by and among BOWMAN CONSULTING GROUP LTD., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower identified on the signature pages hereto as existing guarantors (the “Existing Guarantors”), that certain Subsidiaries of the Borrower identified on the signature pages hereto as a joining guarantors (the “Joining Guarantors” and, together with the Existing Guarantors, the “Guarantors”), each of the Lenders party hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as Swingline Lender and as an L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and certain other financial institutions from time to time party thereto, including the Lenders party thereto on the date hereof (but immediately prior to the Third Amendment Effective Date) (collectively, the “Lenders”) are parties to that certain Credit Agreement, dated as of May 2, 2024, as amended by that certain First Amendment to Credit Agreement, dated as of March 12, 2025 and that certain Second Amendment to Credit Agreement dated as of October 30, 2025 (as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to eliminate the “SOFR Adjustment” from the interest rates applicable under the Credit Agreement and to increase the aggregate amount of the Revolving Commitment from $210,000,000 to $250,000,000;

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement and provide such additional Revolving Commitments in accordance with and subject to the terms and conditions set forth herein; and

WHEREAS, the Borrower desires to join each of the Joining Guarantors as a Guarantor under the Credit Agreement and the other Loan Documents. and

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended delete the defined term “SOFR Adjustment” in its entirety and to add the following new definition thereto in proper alphabetical order:

“Third Amendment Effective Date” means March 3, 2026.

(b)The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety, all to read as follows:

“Fee Letter” means, collectively, (a) the letter agreement, dated as of February 28, 2024, between the Borrower, the Administrative Agent and the Arranger, (b) the letter agreement, dated as of September 30, 2025, between the Borrower, the Administrative Agent and the Arranger, and (c) the letter agreement, dated as of February 18, 2026, between the Borrower, the Administrative Agent and the Arranger.

“Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01 or Section 2.16, as applicable, (b) purchase participations in L/C Obligations and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Commitment of all of the Revolving Lenders as of the Third Amendment Effective Date is $250,000,000.
“Term SOFR” means:
(a)for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; and
(b)for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto;
provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement.

(c)Section 3.03(b) is amended to delete all references to “plus the SOFR Adjustment” therein.

(d)Schedules 1.01(b), 1.01(c), 5.10, 5.20(a), 5.20(b), 5.21(d) and 5.21(f) of the Credit Agreement are hereby amended and restated in their entirety as set forth in Schedules attached hereto, respectively.

1.2[Reserved].

1.3Reallocation of Commitments.

(a)The parties hereto acknowledge and agree that simultaneously with the Third Amendment Effective Date, the Revolving Commitments of each Lender (before giving effect to this Amendment) and the outstanding Loans held by each Lender (before giving effect to this Amendment) (the “Outstanding Loans”) shall be reallocated as determined by the Administrative Agent, such that after giving effect thereto and to the effectiveness of this Amendment, the Commitments and the Outstanding Loans held by all Lenders shall be as set forth on Schedule 1.01(b) of the Credit Agreement as amended hereby. The parties hereto agree that any requisite assignments shall be deemed to be made in such amounts among the Lenders with the same force and effect as if such assignments were evidenced by applicable Assignment and Assumptions. Notwithstanding anything to the contrary in Section 11.06 of the Credit Agreement, no other documents or instruments, including any Assignment and Assumption, shall be required to be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption under the Credit Agreement but without the payment of any related assignment fee or pro rata assignment requirement in Section 11.06(b) of the Credit Agreement (all of which requirements are hereby waived). On the Third Amendment Effective Date, the Lenders shall make full cash settlement with one another with respect to the Outstanding Loans, Revolving Commitments and Total Credit Exposure, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments and Total Credit Exposure, such that after giving effect to such settlements, the Commitments and the Outstanding Loans held by all Lenders shall be as set forth on Schedule 1.01(b) of the Credit Agreement as amended hereby. In furtherance of the foregoing and the other transactions contemplated hereby, and notwithstanding anything to the contrary contained in the Credit Agreement, any Lender may exchange, continue or rollover all or a portion of its Outstanding Loans in connection with the transactions contemplated by this Amendment, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. The Borrower shall be deemed to have repaid and reborrowed any Loans as may be necessary to effectuate such reallocations and the increase of the Loans in connection with any funding of the Revolving Commitments on the date hereof.
(b)For the avoidance of doubt, the parties agree that the increase to the Revolving Facility pursuant to this Amendment shall not be deemed to be an exercise of Section 2.16 of the Credit Agreement; and therefore the requirements of Section 2.16 of the Credit Agreement do not apply to the increase to the Revolving Facility pursuant to this Amendment.
1.4Guarantor Joinder.
(a)Each of the Joining Guarantors hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Joining Guarantor will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Loan Documents as a Guarantor. Each of the Joining Guarantors hereby ratifies, as of the date hereof, and agrees to be bound by, all representations and warranties, covenants and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents. Without limiting the generality of the foregoing, the Joining Guarantors each hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Secured Obligations in accordance with Article X of the Credit Agreement.

(b)Each of the Joining Guarantors hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Joining Guarantor will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of an “Grantor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. Each of the Joining Guarantors hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing, the Joining Guarantors each hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of such Joining Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of such Joining Guarantor.
(c)Each of the Joining Guarantors acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Loan Document and Collateral Document and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Collateral Documents) to reflect the information shown on the respective amended and restated Schedules to the Credit Agreement attached hereto.
(d)Each Loan Party confirms that the Credit Agreement is, and upon each of the Joining Guarantors becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon each Joining Guarantor becoming a Guarantor the term “Obligations,” as used in the Credit Agreement, shall include all obligations of such Joining Guarantor under the Credit Agreement and under each other Loan Document.
(e)Each of each Loan Party and each of the Joining Guarantors agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Amendment.
(f)Notwithstanding anything in this Section 1.4 to the contrary, RPT Alliance, LLC will not be joined as a Guarantor under the Credit Agreement until there is delivered to the Administrative Agent an opinion of counsel licensed to practice law in the State of Texas with respect to RPT Alliance, LLC addressed to the Administrative Agent and the Lenders, which shall be in form and substance satisfactory to the Administrative Agent. All representations, warranties, acknowledgements and agreements of RPT, LLC as a Joining Guarantor shall be deemed to be made as of the date that the joinder becomes effective. Pursuant to its right under Section 6.13 of the Credit Agreement, the Administrative Agent hereby grants an extension of time for the joinder of RPT Alliance, LLC to March 13, 2026.

ARTICLE II CONDITIONS TO EFFECTIVENESS

1.1Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Third Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties (including the Joining Guarantor), each Lender, and the Administrative Agent.

(b)Fees and Expenses. Any fees required to be paid on or before the Third Amendment Effective Date, including, without limitation, pursuant to that certain Fee Letter, dated as of February 18, 2026, between the Borrower, the Administrative Agent and the Arranger, shall have been paid.

(c)Legal Opinions. The Administrative Agent shall have received an opinion or opinions of counsel for the Borrower dated as of the Third Amendment Effective Date and addressed to the Administrative Agent and the Lenders, which shall be in form and substance satisfactory to the Administrative Agent.

(d)Resolutions. The Borrower shall deliver to the Administrative Agent a certificate of the Borrower, dated as of the Third Amendment Effective Date, signed by a Responsible Officer of the Borrower certifying the resolutions adopted by the governing body of the Borrower approving the transactions contemplated hereunder, including, without limitation, the increase in the Revolving Commitment.
(e)Searches. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, searches of UCC filings or equivalents in the jurisdiction of incorporation or formation, as applicable, of each Loan Party and each jurisdiction where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens.

(f)Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Third Amendment Effective Date specifying its objections.

ARTICLE III
MISCELLANEOUS

1.1Amended Terms. As of and following the Third Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

1.2Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)The representations and warranties set forth in Article V of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).
(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(f)The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.
(g)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
1.3Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each of the other Loan Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement as amended hereby and such other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

1.4Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

1.5Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

1.6Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

1.7Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

1.8No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

1.9Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

1.10Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
1.11Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:    BOWMAN CONSULTING GROUP LTD.,
     a Delaware corporation

                        By:    /s/ Bruce Labovitz
                        Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

EXISTING GUARANTORS:    BLANKINSHIP & ASSOCIATES, INC.,
a California corporation

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

BOWMAN FIRE & LIFE SAFETY, INC. (f/k/a FISHER ENGINEERING, INC.),
a Georgia corporation

                        By:    /s/ Rita D. Fisher
                        Name:    Rita D. Fisher
                        Title:    President

BOWMAN GULF COAST LLC,
a Florida limited liability company

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

    BOWMAN HOLDING, INC.,
a Virginia corporation

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Treasurer

BOWMAN INFRASTRUCTURE ENGINEERS LTD.,
a California corporation

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)

                        Title:    Chief Financial Officer
Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)

BOWMAN NORTH CAROLINA LTD.,
a North Carolina corporation

By:    /s/ Bruce Labovitz
                        Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

BOWMAN REALTY CONSULTANTS, LLC,
a Florida limited liability company

By:    /s/ Bruce Labovitz
                        Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

HESS-ROUNTREE, INC.,
an Arizona corporation

By:    /s/ Bruce Labovitz
                        Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

HIGH MESA, A BOWMAN COMPANY,
a New Mexico corporation

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Treasurer

MCMAHON ASSOCIATES, INC.,
a Pennsylvania corporations

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

PROJECT DESIGN CONSULTANTS, LLC,
a California limited liability company

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)

RICHTER & ASSOCIATES, A BOWMAN COMPANY LLC, a Maryland limited liability company

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

SPEECE LEWIS ENGINEERS, LLC,
a Nebraska limited liability company

By:    /s/ Gary Bowman
                         Name:    Gary Bowman
                        Title:    Chief Executive Officer

SURDEX CORPORATION,
a Missouri corporation

                        By:    /s/ Bruce Labovitz
                        Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

JOINING GUARANTORS:             RPT ALLIANCE LLC,
a Texas limited liability company

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Chief Financial Officer

BOWMAN EMPIRE STATE LTD.,
a New York corporation

By:    /s/ Bruce Labovitz
                         Name:    Bruce Labovitz
                        Title:    Treasurer

Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
    as Administrative Agent

                        By:    /s/ Priscilla Ruffin
                        Name:    Priscilla Ruffin
                        Title:    Assistant Vice President

Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender, as Swingline Lender and as L/C Issuer

                        By:    /s/ Holver Rivera
                        Name:    Holver Rivera
                        Title:    Senior Vice President

Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)

TD BANK, N.A.,
as a Lender

                        By:    /s/ Samuel Bayne
                        Name:    Samuel Bayne
                        Title:    Managing Director
Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

                        By:    /s/ Nancy Rosal Bonnell
                        Name:    Nancy Rosal Bonnell
                        Title:    Managing Director
Signature Page to Third Amendment to Credit Agreement
(BofA / Bowman Consulting)